As filed with the Securities and Exchange Commission via EDGAR on November 25, 1998

                                                     Registration No. 33-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                         PHARMACEUTICAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

         New Jersey                                         22-3122182
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

                               One Ram Ridge Road
                          Spring Valley, New York 10977
          (Address of principal executive offices, including zip code)

                            1990 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                           KENNETH I. SAWYER, Chairman
                         Pharmaceutical Resources, Inc.
                               One Ram Ridge Road
                          Spring Valley, New York 10977
                                 (914) 425-7100
                      (Name, address and telephone number,
                   including area code, of agent for service)

                        Copies of all communications to:

                           STEPHEN A. OLLENDORFF, ESQ.
                           Hertzog, Calamari & Gleason
                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 481-9500

================================================================================
                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                   Proposed       Proposed
Title of                           maximum        maximum
Securities        Amount           offering       aggregate         Amount of
to be             to be            price per      offering         registration
registered      registered         share(1)       price(1)             fee(2)
--------------------------------------------------------------------------------
Common
Stock,
$.01 par
value           750,000
per share        shares            $3.66        $2,742,188          $831.00
--------------------------------------------------------------------------------

     (1) Based upon the market price of the Common Stock, as reported on The New York Stock Exchange, Inc., on November 23, 1998, in accordance with Rule 457(c) promulgated under the Securities Act of 1933, as amended.

     (2) This amount is the assumed aggregate option price of the shares of Common Stock being registered hereunder, based upon the market price of the Common Stock of the Registrant on November 23, 1998, in accordance with Rules 457(c) and (h) under the Securities Act of 1933, as amended.

     In accordance with the provisions of Rule 462 promulgated under the Securities Act of 1933 as amended, this Registration Statement will become effective upon a filing with the Securities and Exchange Commission.

     The  Registration  Statement,   including  all  exhibits  and  attachments,
contains 27 pages. The exhibit index may be found on page 5 of the consecutively numbered pages of this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


     This Registration Statement covers additional securities of the same class (i.e., Common Stock) as the securities for which a Registration Statement filed September 11, 1992 on Form S-8 (File No. 33-51914), a Registration Statement filed June 9, 1994 on Form S-8 (File No. 33-79954) and a Registration Statement filed April 26, 1996 on Form S-8 (File No. 333-02885) relating to the 1990 Stock Incentive Plan are already effective.

     ITEM 3. Incorporation of Documents by Reference.
             ---------------------------------------

     The Registrant hereby incorporates by reference in this Registration Statement the contents of the Registration Statements on Form S-8 (File Nos. 33-51914, 33-79954 and 333-02885), dated September 11, 1992, June 9, 1994 and
April 26, 1996, respectively, and all other documents and reports filed by the Registrant, since such dates with the Securities and Exchange Commission pursuant to Sections 13(a) and 14 of the Securities Exchange Act of 1934.


     ITEM 8. Exhibits.
             --------

     Exhibit No.   Description

      4.1          1990 Stock Incentive Plan, as amended.

      5.1 Opinion of Hertzog, Calamari & Gleason, special counsel to the Registrant.

     23.1 Consent of Arthur Andersen LLP, independent public accountants for the Registrant.

     23.2 Consent of Hertzog, Calamari & Gleason, special counsel to the Registrant (included in the opinion filed as Exhibit 5.1 hereto).

                                   SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned person, thereunto duly authorized, in the town of Spring Valley, State of New York, on this 25th day of November, 1998.



                                     PHARMACEUTICAL RESOURCES, INC.
                                     (Registrant)


                                      By:Kenneth I. Sawyer
                                        ---------------------------------------
                                         Kenneth I. Sawyer, President, Chairman
                                          and Chief Executive Officer
                                          (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title                         Date
---------                     -----                         ----


Kenneth I. Sawyer             President, Chairman and       November 25, 1998
-------------------------     Chief Executive Officer
Kenneth I. Sawyer


Dennis J. O'Connor            Chief Financial Officer       November 25, 1998
-------------------------     and Secretary (Principal
Dennis J. O'Connor            Financial and Accounting
                              Officer)

Mark Auerbach
-------------------------     Director                      November 25, 1998
Mark Auerbach


Stephen A. Ollendorff
-------------------------     Director                      November 25, 1998
Stephen A. Ollendorff


Anthony S. Tabatznik
-------------------------     Director                      November 25, 1998
Anthony S. Tabatznik


J. Neil Tabatznik
-------------------------     Director                      November 25, 1998
J. Neil Tabatznik


Bernhard Scheuble
-------------------------     Director                      November 25, 1998
Bernhard Scheuble


Klaus H. Jander
-------------------------     Director                      November 25, 1998
Klaus H. Jander

                                  Exhibit Index
                                  -------------


Exhibit No.      Description                                          Page
-----------      -----------                                          ----

       4.1       1990 Stock Incentive Plan, as amended.                 5

       5.1       Opinion of Hertzog, Calamari & Gleason,
                 special counsel to the Registrant.                    21

      23.1       Consent of Arthur Andersen LLP,
                 independent public accountants for the
                 Registrant.                                           27

      23.2       Consent of Hertzog, Calamari & Gleason,
                 special counsel to the Registrant (included
                 in the opinion filed as Exhibit 5.1 hereto).          21